UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2020

Riverview Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-38627	38-3917371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3901 North Front Street, Harrisburg, Pennsylvania	17110
(Address of principal executive offices)	(Zip Code)

(717) 827-4042

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RIVE	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 6, 2020, Riverview Financial Corporation (the “Company”), the holding company for Riverview Bank (the “Bank”), entered into Subordinated Note Purchase Agreements (the “Agreements”) with certain institutional investors (the “Purchasers”) and, pursuant to the Agreements, issued to the Purchasers $25.0 million in aggregate principal amount of its 5.75% Fixed-to-Floating Rate Subordinated Notes due 2030 (the “Notes”). The Notes were offered and sold in a private placement in reliance on exemptions from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D thereunder.

The Company intends to use the net proceeds from the issuance and sale of the Notes to enhance the Bank’s capital to support growth, for general corporate purposes and potential strategic opportunities. The Notes are intended to qualify at the holding company level as Tier 2 capital under the capital guidelines of the Federal Reserve Board.

The Notes, which mature on October 15, 2030, bear interest at a fixed annual rate of 5.75% for the period up to but excluding October 15, 2025 (the “Fixed Interest Rate Period”). From and including October 15, 2025 until redemption or maturity (the “Floating Interest Rate Period”), the interest rate will adjust to a floating rate equal to the then-current three-month secured overnight financing rate (SOFR) plus 563 basis points. The Company will pay interest in arrears semi-annually during the Fixed Interest Rate Period and quarterly during the Floating Interest Rate Period. The Notes constitute unsecured and subordinated obligations of the Company and rank junior in right of payment to any senior indebtedness and obligations to general and secured creditors. Subject to limited exceptions, the Company cannot redeem the Notes before the fifth anniversary of the issuance date. The Agreements and Notes contain customary subordination provisions and events of default.

The foregoing description of the Agreements and the Notes does not purport to be complete and is qualified in its entirety by reference to the form of the Agreements and the form of Notes, which are filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated into this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The discussion under Item 1.01 is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

On October 6, 2020, the Company issued a press release announcing the completion of the offering of the Notes, a copy of which is furnished herewith as Exhibit 99.1.

In connection with the offering of the Notes, the Company delivered an investor presentation to potential investors on a confidential basis, a copy of which is furnished herewith as Exhibit 99.2.

As provided in General Instruction B.2 to Form 8-K, the information furnished in Item 7.01, Exhibit 99.1 and Exhibit 99.2 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the

“Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain statements regarding the Company’s outlook or expectations for future financial or operating results and/or other matters regarding or affecting the Company, the Bank, and its subsidiaries that may be considered “forward-looking statements” as defined in Section 27A of the Securities Act and Section 21E of the Exchange Act. Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, the Company claims the protection of the statutory safe harbors for forward-looking statements.

The Company cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: the impact of the COVID-19 outbreak, prevailing economic and political conditions, particularly in our market area; credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; and other economic, competitive, governmental, regulatory and technological factors affecting the Company’s operations, pricing, products and services and other factors that may be described in the Company’s periodic reports as filed with the Securities and Exchange Commission from time to time. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company’s past results are not necessarily indicative of future performance.

Item 9.01	Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired.

None.

(b)    Pro Forma Financial Information.

None.

(c)    Shell Company Transactions.

None.

(d)    Exhibits.

Exhibit Number	Description

4.1	Form of 5.75% Fixed-to-Floating Rate Subordinated Note due 2030 of Riverview Financial Corporation

10.1	Form of Subordinated Note Purchase Agreement, dated as of October 6, 2020, by and between Riverview Financial Corporation and the several Purchasers

99.1	Press Release

99.2	Investor Presentation

104	Cover Page Interactive File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto, duly authorized.

RIVERVIEW FINANCIAL CORPORATION
(Registrant)

Dated: October 6, 2020	/s/ Brett D. Fulk
Brett D. Fulk
Chief Executive Officer

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